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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)         November 20, 1995
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                             Vinland Property Trust
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             (Exact name of registrant as specified in its charter)


        California                    0-8003                    94-2432628
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)              File No.)             Identification No.)



      3878 Oak Lawn, Suite 300, Dallas, Texas                 75219
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code          (214) 522-9910
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                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

         On November 20, 1995, at its Annual Meeting of Shareholders, the Shareholders of Vinland Property Trust (the "Trust") approved an amendment to the Trust's Amended and Restated Declaration of Trust, as amended, which authorized the Board of Trustees to effect reverse share splits on a pro rata basis and to redeem for cash any fractional shares outstanding as a result thereof. A copy of the amendment is filed as an exhibit to this report.

         Following the effectiveness of the amendment to the Amended and Restated Declaration of Trust, the Board of Trustees adopted resolutions approving and effectuating a one-for-five reverse share split of all of the Trust's shares of Beneficial Interest on the basis of one new share (a "Post-Split Share") for each five shares presently outstanding (each an "Old Share"). Each Post-Split Share, like an existing Old Share, continues to have no par value and it was not intended that any material differences exist between an Old Share and a Post-Split Share except that fewer Post-Split Shares will be outstanding. No future share splits are currently contemplated by the Board of Trustees.

         Based on the 6,960,034 Old Shares outstanding on November 20, 1995, the one-for-five reverse share split decreased the number of outstanding shares to 1,392,007 Post-Split Shares (subject to adjustment for elimination of fractional shares) which now constitutes the amount outstanding. The reverse share split did not affect any Shareholder's proportionate equity interest in the Trust, subject to the provision for elimination of fractional shares.

         Under the Trust's Rights Agreement, dated as of March 10, 1989, as amended, each share certificate also represents one Share Purchase Right which, under the circumstances described therein, entitles its holder to purchase one share for $12. With the effectuation of the one-for-five reverse share split, the Share Purchase Rights have been proportionately adjusted so that each new Post-Split Share certificate also represents one Share Purchase Right which permits the holder to purchase one Post-Split Share for $60. After the Rights become exercisable, the holders have the right to buy, for the exercise price, Post-Split Shares with a market value of twice the exercise price. The Board of Trustees may redeem the rights in whole, but not in part, at a Post-Split Share adjusted redemption price equal to $0.05.

         No fractional shares are being issued following the reverse share split. Shareholders who would otherwise be entitled to receive fractional shares will receive cash in lieu thereof, computed at the average of the mean high and low bid quotations for the Shares as reported by the NASDAQ Inter-dealer Quotation System for the ten trading days immediately preceding the Effective Date of the reverse share split which was December 1, 1995; that average is $1.01.

         Following the effectiveness of the 1-for-5 reverse share split, on December 1, 1995, the Trust offered to purchase all, but not less than all, Shares of its Beneficial





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Interest, no par value, of each Shareholder of the Trust holding only 99 or fewer Post-Split Shares (or less than 500 Old Shares) of the Trust, either of record or beneficially on December 1, 1995. The Trust will purchase all Post-Split Shares that are duly tendered prior to 3:00 P.M., New York City time, on January 31, 1996 (the "Expiration Date") unless extended in writing, at a price equal to the next closing price of the Trust's Post-Split Shares as reported by the NASDAQ InterDealer Quotation System on the day on which the Trust, through its Transfer Agent and Registrar, receives the Letter of Transmittal, properly completed, signed and validly tendered, with certificates for Old Shares attached, at the address listed in the Letter of Transmittal. The Trust will pay all expenses in connection with the sale pursuant to such offer and a tendering Shareholder will not be required to pay any brokerage commissions or similar charges. Any Shareholder of such odd-lot Post-Split Shares who desires to accept the offer as to all shares owned by such Shareholder will accept such offer on a voluntary basis. A copy of the form of Offer and related Letter of Transmittal are attached as exhibits to this Report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed herewith or incorporated by reference as indicated:


      EXHIBIT                              DESCRIPTION OF EXHIBIT
    DESIGNATION

        3.4 Amendment No. 2 to Amended and Restated Declaration of Trust recorded on December 1, 1995, as Instrument No. 95-280172, in the Alameda County Records

       21.1 Notice Letter dated December 1, 1995, addressed to the Shareholders of Vinland Property Trust advising of one-for-five reverse share split and related matters

       21.2 Form Letter of Transmittal for use in surrender of Old Shares for replacement by certificates representing Post-Split Shares and payment of fractional interests

       21.3 Offer by Vinland Property Trust to purchase Shares of its Beneficial Interest, no par value (post-split) made only to Shareholders with 99 or fewer Shares

       21.4              Form Letter of Transmittal for use in "odd lot" Offer





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VINLAND PROPERTY TRUST
                                            (Registrant)


                                       By /s/ KATIE JACKSON
                                         ---------------------------------------
                                         Katie Jackson, Vice President and Chief
                                         Accounting Officer




Dated:  December 6, 1995





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                              INDEX TO EXHIBITS




      EXHIBIT                              DESCRIPTION OF EXHIBIT
    DESIGNATION

        3.4 Amendment No. 2 to Amended and Restated Declaration of Trust recorded on December 1, 1995, as Instrument No. 95-280172, in the Alameda County Records

       21.1 Notice Letter dated December 1, 1995, addressed to the Shareholders of Vinland Property Trust advising of one-for-five reverse share split and related matters

       21.2 Form Letter of Transmittal for use in surrender of Old Shares for replacement by certificates representing Post-Split Shares and payment of fractional interests

       21.3 Offer by Vinland Property Trust to purchase Shares of its Beneficial Interest, no par value (post-split) made only to Shareholders with 99 or fewer Shares

       21.4              Form Letter of Transmittal for use in "odd lot" Offer